LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED SEPTEMBER 15, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A

The following disclosure amends and restates the section in the funds’ Statement of Additional Information titled “Creations and Redemptions”:

CREATIONS AND REDEMPTIONS

The Trust issues and sells shares of the funds only in Creation Units on a continuous basis through the distributor, without a sales load, at the net asset value next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). The following table sets forth the number of shares of each fund that constitutes a Creation Unit for the funds:

Fund	Creation Unit Size
Developed ex-US Diversified Core ETF	200,000
Emerging Markets Diversified Core ETF	250,000
US Diversified Core ETF	100,000

In its discretion, the manager reserves the right to increase or decrease the number of each fund’s shares that constitutes a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the funds, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to a fund is each day the Trust is open, including any day that a fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from large institutional investors who have entered into agreements with the funds’ distributor (“Authorized Participants”) to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units consists of Deposit Securities and cash under limited circumstances. The Deposit Securities will correspond pro rata to the positions in a fund’s portfolio (including cash positions) except (a) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (b) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; (c) To Be Announced (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind; (d) to the extent a fund determines, on a given Business Day, to use a representative sampling of a fund’s portfolio; or (e) for temporary periods, to effect changes in a fund’s portfolio as a result of the rebalancing of its Underlying Index (a “Rebalancing”). A fund may only use sampling for this purpose if the sample: (i) is designed to generate performance that is highly correlated to the performance of a fund’s portfolio; (ii) consists entirely of instruments that are already included in a fund’s portfolio; and (iii) is the same for all Authorized Participants on a given Business Day. If there is a difference between the net asset value attributable to a Creation Unit and the aggregate market value of the Deposit Securities or Redemption Securities (as defined below) exchanged for the Creation Unit, the party conveying the instruments with the lower value will pay to the other an amount in cash equal to that difference (the “Cash Component”). Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a fund. Except when a fund is Rebalancing, the Deposit Securities and the securities that will be delivered in an in-kind transfer in a redemption (“Redemption Securities”) will be identical.

Purchases and redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances: (a) to the extent there is a Cash Component, as described above; (b) if, on a given Business Day, a fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a purchase or redemption order from an Authorized Participant, a fund determines to require the purchase or redemption, as applicable, to be made entirely in cash; (d) if, on a given Business Day, a fund requires all Authorized Participants purchasing or redeeming shares on that day to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, solely because: (i) such instruments are not eligible for transfer either through the NSCC or DTC; or (ii) in the case of funds holding non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (e) if a fund permits an Authorized Participant to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, solely because: (i) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (ii) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (iii) a holder of shares of a fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind. A purchase or redemption of shares made in whole or in part on a cash basis in reliance on (e)(i) or (e)(ii) is known as a “Custom Order.”

Each fund will cause to be published through the National Securities Clearing Corporation (“NSCC”), on each Business Day, prior to the opening of trading on the Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of each Deposit Security and the amount of the Cash Component (if any) to be included in the current Fund Deposit (based on information at the end of the previous Business Day).

Procedures for Creating Creation Units

To be eligible to place orders with the distributor and to create a Creation Unit of a fund, an entity must have executed an agreement with the distributor, subject to acceptance by the Transfer Agent, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). Each such entity must be either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (the “Clearing Process”) of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC Participant. Any entity that has executed a Participant Agreement is referred to as an “Authorized Participant.”

All shares of the funds, however created, will be entered on the records of DTC in the name of its nominee for the account of a DTC Participant. Except with respect to the Emerging Markets Diversified Core ETF, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of a fund must be received by the distributor no later than the closing time of the regular trading session of the Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed for creation of Creation Units to be effected based on the net asset value of shares of such fund as next determined after receipt of an order in proper form. Custom Orders must be received by the distributor no later than 3:00 p.m., Eastern time. On days when the Exchange closes earlier than normal (such as the day before a holiday), the funds other than the Emerging Markets Diversified Core ETF require standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the distributor or an Authorized Participant. Each fund reserves the absolute right to reject a purchase order (see “Acceptance of Creation Orders”).

Purchase orders for Creation Units in the Emerging Markets Diversified Core ETF must be received by the distributor within a one-hour window after the Closing Time (ordinarily between 4 p.m. and 5 p.m., Eastern time) on the Transmittal Date to receive the net asset value on the next Business Day immediately following the Transmittal Date.

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor.

Creation Units may be created in advance of the receipt by a fund of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the fund consisting of cash in an amount not less than 105% of the marked-to-market value of such missing portion(s). The fund may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the fund of purchasing such securities and the value of such collateral. The fund will have no liability for any such shortfall. The fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the distributor and deposited into the fund.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Subject to the conditions that (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) not later than the Closing Time on the Transmittal Date for all funds other than the Emerging Markets Diversified Core ETF, and no later than one hour after the Closing Time on the Transmittal Date for the Emerging Markets Diversified Core ETF, and (ii) arrangements satisfactory to the fund are in place for payment of the Cash Component and any other cash amounts which may be due, the fund will accept the order, subject to its right (and the right of the distributor and LMPFA) to reject any order not submitted in proper form. A Creation Unit of a fund will not be issued until the transfer of good title to the fund of the Deposit Securities and the payment of the Cash Component have been completed. Notwithstanding the foregoing, to the extent contemplated by a Participant Agreement, Creation Units will be issued to an Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of such Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral. The Participant Agreement will permit the fund to use such collateral to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the fund of purchasing such securities and the value of the collateral.

Placement of Creation Orders Outside the Clearing Process

Authorized Participants making payment for orders of Creation Units of shares of the funds must have international trading capabilities and must effect such transactions “outside” the NSCC Clearing Process. Once the Custodian has been notified of an order to purchase, it will provide such information to the relevant sub-custodian(s) of the funds. The Custodian shall cause the sub-custodian(s) of the funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Fund Deposit. Deposit Securities must be maintained by the applicable local sub-custodian(s). Following the notice of intention, an irrevocable order to purchase

Creation Units, in the form required by the funds, must be received by the distributor, as principal underwriter, from an Authorized Participant on its own or another investor’s behalf by the Closing Time on the Transmittal Date.

The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Acceptance of Creation Orders

The funds and the distributor reserve the absolute right to reject or revoke acceptance of a creation order transmitted to it in respect to a fund, for example if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of such fund; (iii) acceptance of the Fund Deposit would have certain adverse tax consequences to such fund; (iv) acceptance of the Fund Deposit would, in the opinion of the fund, be unlawful; (v) acceptance of the Fund Deposit would otherwise, in the discretion of the fund or the manager, have an adverse effect on the fund or the rights of beneficial owners of such fund; or (vi) in the event that circumstances outside the control of the fund make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the funds, the manager, the subadviser, the Custodian, the distributor, DTC, NSCC’s Continuous Net Settlement System, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The funds, the Transfer Agent and the distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by such fund, and the fund’s determination shall be final and binding.

Creation Transaction Fee

Each fund imposes a transaction fee on each creation transaction regardless of the number of Creation Units purchased in the transaction, as follows:

Fund	Estimated Creation Transaction Fee ($)
Developed ex-US Diversified Core ETF	7,000
Emerging Markets Diversified Core ETF	10,000
US Diversified Core ETF	1,500

In the case of cash creations or where the funds permit a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge of up to 2.0% of the value of a Creation Unit to compensate a fund for the costs associated with purchasing the applicable securities.

As a result, in order to seek to replicate the in-kind creation order process, the funds expect to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where a fund makes Market Purchases, the Authorized Participant will reimburse the fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the fund and the cash in lieu amount (which amount, at the manager’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The manager may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the funds.

Redemption of Creation Units

Shares may be redeemed only in Creation Units through an Authorized Participant. Redemption orders for Creation Units in Emerging Markets Diversified Core ETF must be received by the distributor in proper form within a one-hour window after the Closing Time (ordinarily between 4 p.m. and 5 p.m., Eastern time) on the Transmittal Date to receive the net asset value the Business Day immediately following the Transmittal Date. Redemption orders for Creation Units in the other funds must be received by the distributor in proper form no later than the Closing Time on the Transmittal Date to receive the net asset value on the same Transmittal Date.

The funds will not redeem shares in amounts less than Creation Units (except each fund may redeem shares in amounts less than a Creation Unit in the event the fund is being liquidated). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. However, only Authorized Participants can trade directly with the funds. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

Each fund is responsible for making available, through the NSCC, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of each fund’s Redemption Securities and/or an amount of cash that will be applicable to redemption requests received in proper form (as described below) on that day. Except when a fund is Rebalancing, the Redemption Securities will be identical to the Deposit Securities.

Redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances: (a) to the extent there is a Cash Component; (b) if, on a given Business Day, the fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a redemption order from an Authorized Participant, the fund determines to require the redemption to be made entirely in cash; (d) if, on a given Business Day, the fund requires all Authorized Participants redeeming shares on that day to receive cash in lieu of some or all of the Redemption Securities, solely because: (i) such instruments are not eligible for transfer either through the NSCC or DTC; or (ii) in the case of funds holding non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (e) if the fund permits an Authorized Participant to receive cash in lieu of some or all of the Redemption Securities solely because: (i) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (ii) a holder of shares of a fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.

An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to a fund: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of such fund or determination of such fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

Redemption Transaction Fee

Each fund imposes a transaction fee on each redemption transaction regardless of the number of Creation Units being redeemed in the transaction, as follows:

Fund	Estimated Redemption Transaction Fee ($)
Developed ex-US Diversified Core ETF	7,000
Emerging Markets Diversified Core ETF	10,000
US Diversified Core ETF	1,500

An additional variable charge of up to 2.0% of the value of a Creation Unit for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a fund) may also be imposed to compensate a fund for the costs associated with selling the applicable securities.

In order to seek to replicate the in-kind redemption order process, the funds expect to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Authorized Participant as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where a fund makes Market Sales, the Authorized Participant will reimburse the fund for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the fund and the cash in lieu amount (which amount, at the manager’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The manager may adjust the transaction fee to the extent the composition of the Redemption Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by a fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the fund’s remaining shareholders and negatively affect the fund’s performance.

Placement of Redemption Orders Outside the Clearing Process

Redemption orders for Creation Units in the Emerging Markets Diversified Core ETF must be received by the distributor within a one-hour window after the Closing Time (ordinarily between 4 p.m. and 5 p.m., Eastern time) on the Transmittal Date to receive the net asset value on the next Business Day immediately following the Transmittal Date. Redemption orders for Creation Units of the other funds must be received by the distributor no later than the Closing Time on the Transmittal Date to receive the net asset value next determined after receipt of the order in proper form on the Transmittal Date.

Arrangements satisfactory to the funds must be in place for the Authorized Participant to transfer the Creation Units through DTC on or before the contractual settlement date. Redemptions of shares for Redemption Securities will be subject to compliance with applicable U.S. federal and state securities laws and a fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the fund could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In connection with taking delivery of shares for Redemption Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Redemption Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdictions, a fund may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Regular Foreign Holidays. The funds may effect deliveries of Creation Units and portfolio securities on a basis other than the contractually settled date in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions by the contractually settled date is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the funds, in certain circumstances. The holidays applicable to the funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the funds. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future. Because the portfolio securities of the funds may trade on days that the Exchange is closed or on days that are not Business Days for the funds, Authorized Participants may not be able to redeem their shares of the funds, or to purchase and sell shares of the funds on the Exchange, on days when the net asset values of the funds could be significantly affected by events in the relevant non-U.S. markets.

Calendar Year 2017

AUSTRALIA
January 2 January 26 March 6 March 13 April 14 April 17 April 25	June 5 June 12 August 7 September 25 October 2 November 7 December 22	December 25 December 26 December 29

AUSTRIA
January 6 April 14 April 17 May 1	May 25 June 5 June 15 August 15	October 26 November 1 December 8 December 25	December 26 December 29

BELGIUM
April 14 April 17 May 1	May 25 June 5 July 21	August 15 November 1 December 25	December 26

CANADA
January 2 February 20 April 14 May 22	July 3 August 7 September 4 October 9	November 13 December 25 December 26

DENMARK
April 13 April 14 April 17	May 12 May 25	May 26 June 5	December 25 December 26

FINLAND
January 6 April 14	April 17 May 1	May 25 June 23	December 6 December 25 December 26

FRANCE
January 2 March 28 April 14 April 17	May 1 May 8 May 29 May 31	July 14 August 15 August 28 October 31	November 1 December 25 December 26

GERMANY
February 27 April 14 April 17 May 1	May 25 June 5 June 15 October 3	November 1 December 25 December 26 December 29

HONG KONG
January 2 January 27 January 30 April 5	April 14 April 17 May 1 May 3	May 30 October 2 October 5 December 25	December 26

IRELAND
January 2 March 17 April 14 April 17	May 1 May 29 June 5 July 12	August 7 August 28 October 30 December 22	December 25 December 26 December 29

ISRAEL
April 10 April 11 April 12 April 13 April 17 May 1	May 2 May 30 May 31 August 1 August 7 September 20	September 21 September 22 September 29 October 4 October 5 October 9	October 10 October 11 October 12 December 12 December 13

The Israeli market is closed every Friday.

ITALY
January 6 April 14 April 17	April 25 May 1 June 2	August 15 November 1 December 8	December 25 December 26

JAPAN
January 2 January 3 January 9 March 20	May 3 May 4 May 5 July 17	August 11 September 18 October 9 November 3	November 23

NETHERLANDS
April 14 April 17	April 27 May 1	May 12 May 25	June 5 December 25 December 26

NEW ZEALAND
January 2 January 3 January 23 January 30	February 6 April 13 April 14 April 17	April 25 June 5 October 23 December 22	December 25 December 26 December 29

NORWAY
April 12 April 13 April 14	April 17 May 1 May 17	May 25 June 5 December 25	December 26

PORTUGAL
January 1	April 14	April 17	December 25

SINGAPORE
January 2 January 27 January 30 April 14	May 1 May 10 June 26 August 9	September 1 October 18 October 19 December 25

SPAIN
January 6 April 12 April 13 April 14 April 17	May 1 June 5 June 15 July 25 August 15	August 16 September 11 October 12 November 1 December 6	December 8 December 25 December 26

SWEDEN
January 5 January 6 April 13	April 14 April 17 May 1	May 24 May 25 June 6	June 23 November 3 December 25 December 26

SWITZERLAND
January 2 April 14 April 17	May 1 May 25 June 5	August 1 December 25 December 26

UNITED KINGDOM
January 2 April 14	April 17 May 1	May 29 August 28	December 25 December 26

Calendar Year 2018

AUSTRALIA
January 1 January 26 March 30 April 2 April 25	June 11 August 6 October 1 November 6 December 24	December 25 December 26 December 31

AUSTRIA
January 1 March 30 April 2 May 1	May 10 May 21 May 31 August 15	October 26 November 1 December 24 December 25	December 26 December 31

BELGIUM
March 30 April 2 May 1	May 10 May 21 August 15	November 1 December 24 December 25	December 26

CANADA
January 1 February 19 March 30 May 21	July 2 August 6 September 3 October 8	November 12 December 25 December 26

DENMARK
March 29 March 30 April 2	April 27 May 10 May 11	May 21 June 5 December 24	December 25 December 26 December 31

FINLAND
March 30 April 2	May 1 May 10	June 22 December 6	December 24 December 25 December 26

FRANCE
January 1 March 30 April 2 May 1	May 7 May 8 May 28 May 31	August 15 August 27 October 31 November 1	December 25 December 26

GERMANY
February 12 March 30 April 2 May 1	May 10 May 21 May 31 October 3	November 1 December 25 December 26 December 31

HONG KONG
January 1 February 16 February 19 March 30 April 2 April 5	May 1 May 22 June 18 July 2 September 25 October 1	December 25 December 26

IRELAND
January 1 March 30 April 2 May 7	May 28 June 4 July 12 August 6	August 27 October 29 December 24 December 25	December 26 December 31

ISRAEL
March 1 April 6 April 19 September 10 September 11 September 18	September 19 September 24 October 1

The Israeli market is closed every Friday.

ITALY
March 30 April 2	April 25 May 1	August 15 November 1	December 25 December 26

JAPAN
January 1 January 2 January 3 January 8	February 12 March 21 April 30 May 3	May 4 July 16 September 17 September 24	October 8 November 23 December 24 December 31

NETHERLANDS
March 30 April 2	April 27 May 1	May 10 May 21	December 25 December 26

NEW ZEALAND
January 2 January 22 January 29	February 6 March 30 April 2	April 25 June 4 October 22	December 25 December 26

NORWAY
March 29 March 30 April 2	May 1 May 10 May 17	May 21 December 24 December 25	December 31

PORTUGAL
January 1 March 30	April 2 May 1	December 25 December 26

SINGAPORE
February 16 March 30 May 1	May 29 June 15 August 9	August 22 November 7 December 25

SPAIN
March 30 April 2 May 1 May 31 July 25	August 15 August 16 September 11 September 24 October 12	November 1 December 6 December 24 December 25 December 26

SWEDEN
March 29 March 30 April 2 May 1	May 10 May 17 May 21 June 6	June 22 December 24 December 25 December 26	December 31

SWITZERLAND
January 2 March 30 April 2	May 1 May 10 May 21	August 1 December 25 December 26

UNITED KINGDOM
January 1 March 30	April 2 May 7	May 28 August 27	December 25 December 26

Redemptions. The longest redemption cycle for the funds is a function of the longest redemption cycle among the countries whose securities comprise the funds. In the calendar years 2017 and 2018, the dates of regular holidays affecting the following securities markets present the worst-case (longest) redemption cycle* for the funds as follows:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2017
	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Australia	12/19/2017	12/27/2017	8
	12/20/2017	12/28/2017	8
	12/21/2017	1/2/2018	12
Austria	12/22/2017	1/2/2018	11
Denmark	4/10/2017	4/18/2017	8
	4/11/2017	4/19/2017	8
	4/12/2017	4/20/2017	8

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Germany	12/22/2017	1/2/2018	11
Ireland	12/19/2017	12/27/2017	8
	12/20/2017	12/28/2017	8
	12/21/2017	1/2/2018	12
Israel	4/5/2017	4/18/2017	13
	4/6/2017	4/19/2017	13
	4/7/2017	4/20/2017	13
	4/25/2017	5/3/2017	8
	4/26/2017	5/4/2017	8
	4/27/2017	5/5/2017	8
	9/14/2017	9/25/2017	11
	9/18/2017	9/26/2017	8
	9/19/2017	9/27/2017	8
	9/28/2017	10/16/2017	18
	10/2/2017	10/17/2017	15
	10/3/2017	10/18/2017	15
	12/7/2017	12/18/2017	11
	12/11/2017	12/19/2017	8
Japan	4/28/2017	5/8/2017	10
	5/1/2017	5/9/2017	8
	5/2/2017	5/10/2017	8
Norway	4/7/2017	4/18/2017	11
	4/10/2017	4/19/2017	9
	4/11/2017	4/20/2017	9
Spain	4/7/2017	4/18/2017	11
	4/10/2017	4/19/2017	9
	4/11/2017	4/20/2017	9
Sweden	4/10/2017	4/18/2017	8
	4/11/2017	4/19/2017	8
	4/12/2017	4/20/2017	8

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2018
	Beginning of Settlement Period	End of Settlement Period	Number of days in Settlement Period
Australia	12/19/2018	12/27/2018	8
	12/20/2018	12/28/2018	8
	12/21/2018	1/2/2019	12
Austria	12/19/2018	12/27/2018	8
	12/20/2018	12/28/2018	8
	12/21/2018	1/2/2019	12
Belgium	12/19/2018	12/27/2018	8
	12/20/2018	12/28/2018	8
	12/21/2018	12/31/2018	10
Denmark	3/26/2018	4/3/2018	8
	3/27/2018	4/4/2018	8
	12/19/2018	12/27/2018	8
	12/20/2018	12/28/2018	8
	12/21/2018	1/2/2019	12
Finland	12/19/2018	12/27/2018	8
	12/20/2018	12/28/2018	8
	12/21/2018	12/31/2018	10

	Beginning of Settlement Period	End of Settlement Period	Number of days in Settlement Period
Hong Kong	1/12/2018	1/22/2018	10
	3/29/2018	4/6/2018	8
Ireland	12/19/2018	12/27/2018	8
	12/20/2018	12/28/2018	8
	12/21/2018	1/2/2019	12
Israel	9/4/2018	9/12/2018	8
	9/5/2018	9/13/2018	8
	9/6/2018	9/17/2018	11
	9/13/2018	9/25/2018	12
Japan	12/26/2018	1/4/2019	9
	12/27/2018	1/7/2019	11
	12/28/2018	1/8/2019	11
Norway	3/26/2018	4/3/2018	8
	3/27/2018	4/4/2018	8
Spain	12/19/2018	12/27/2018	8
	12/20/2018	12/28/2018	8
	12/21/2018	12/31/2018	10
Sweden	3/26/2018	4/3/2018	8
	3/27/2018	4/4/2018	8
	12/19/2018	12/27/2018	8
	12/20/2018	12/28/2018	8
	12/21/2018	1/2/2019	12

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

SCHEDULE A

Fund	Date of Statement of Additional Information
Legg Mason Developed ex-US Diversified Core ETF	March 1, 2017
Legg Mason Emerging Markets Diversified Core ETF	March 1, 2017
Legg Mason US Diversified Core ETF	March 1, 2017

Please retain this supplement for future reference.

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